                                                                    Exhibit 99.1

                         FORM 4 JOINT FILER INFORMATION

The following filers have designated Liberation Investment Group, LLC as the
"Designated Filer" for purposes of the attached Form 4:

Name:                      Liberation Investments, L.P.

Address:                   11766 Wilshire Blvd., Suite #870
                           Los Angeles, CA 90025

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       December 30, 2005

Signature:                 Liberation Investment Group, LLC

                           By: /s/ Emanuel R. Pearlman
                               -----------------------------------------
                               Name: Emanuel R. Pearlman
                               Title: General Manager, Chairman and
                                       Chief Executive Officer

Name:                      Liberation Investment Group, LLC

Address:                   11766 Wilshire Blvd., Suite #870
                           Los Angeles, CA 90025

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       December 30, 2005

Signature:                 Emanuel R. Pearlman

                           By: /s/ Emanuel R. Pearlman
                               -----------------------------------------
                               Name: Emanuel R. Pearlman
                               Title: General Manager, Chairman and
                                       Chief Executive Officer

Name:                      Liberations Investments Ltd.

Address:                   P.O. Box 31106 SMB Corp Centre
                           West Bay Road
                           Grand Cayman, Cayman Islands

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       December 30, 2005

Signature:                 Liberation Investment Group, LLC

                           By: /s/ Emanuel R. Pearlman
                               -----------------------------------------
                               Name: Emanuel R. Pearlman
                               Title: General Manager, Chairman and
                                       Chief Executive Officer

Name:                      Emanuel R. Pearlman

Address:                   11766 Wilshire Blvd., Suite #870
                           Los Angeles, CA 90025

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date(s) of Events
Requiring Signature:       December 30, 2005

Signature:                 Emanuel R. Pearlman

                           By: /s/ Emanuel R. Pearlman
                               -----------------------------------------
                               Name: Emanuel R. Pearlman